UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 27, 2011
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 28, 2011, Sun Communities, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the period ended June 30, 2011 and certain other information.

The Company will hold an investor conference call and webcast at 11:00 A.M. EST on July 28, 2011 to disclose and discuss the financial results for the period ended June 30, 2011.

The information contained in this Item 2.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on July 27, 2011.  The votes cast with respect to each item of business properly presented at the meeting are as follows:

(a) Proposal 1 – Election of Directors:

Shareholders elected two directors to serve until the 2014 Annual Meeting of Shareholders (or until their successors shall have been duly elected and qualified), as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gary A. Shiffman	14,435,555	305,074	8,541	4,384,222
Ronald L. Piasecki	14,563,769	177,063	8,338	4,384,222

(b) Proposal 2 – Ratification of Appointment of Independent Registered Accountants:

Shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, as follows:

Votes For	Votes Against	Abstentions
19,094,697	31,410	7,285

(c) Proposal 3 – Non-binding Advisory Vote on Executive Compensation:

Shareholders approved the non-binding advisory vote on executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,157,028	559,088	33,054	4,384,222

(d) Proposal 4 – Non-Binding Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation:

The advisory vote on the frequency of the advisory vote on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstentions
12,918,346	39,700	1,746,670	26,454

In accordance with the Board of Directors' recommendation and the voting results on this advisory proposal, the Company will include an advisory shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which is required at least once every six years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release issued July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: July 28, 2011	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
99.1	Press Release issued July 28, 2011